Exhibit 10.1 A

                FIRST AMENDMENT TO THE JULY 29, 1998 AMENDED AND
                   RESTATED UNIT OPTION PLAN FOR EMPLOYEES OF
                      TANGER PROPERTIES LIMITED PARTNERSHIP


         THIS FIRST AMENDMENT TO THE JULY 28, 1998 AMENDED AND RESTATED UNIT OPTION PLAN FOR EMPLOYEES OF TANGER PROPERTIES LIMITED PARTNERSHIP is adopted by Tanger Properties Limited Partnership.

         The July 28, 1998 Amended and Restated Unit Option Plan for Employees of Tanger Properties Limited Partnership is hereby amended in the following manner:

         1. The text of Section 2.1 is amended and restated as follows:

                  "Section 2.1.  Units Subject to Plan.
                                 ---------------------

                           The   aggregate   number  of  Units  of   Partnership
                  Interests which may be issued upon exercise of Options shall not exceed 2,250,000; provided that such aggregate number shall be reduced by one for each Common Share that is issued pursuant to the exercise of Options under the Amended and Restated Share Option Plan for Directors and Executive and Key Employees of Tanger Factory Outlet Centers, Inc."

         2. In all other respects, the July 28, 1998 Amended and Restated Unit Option Plan for Employees of Tanger Properties Limited Partnership shall continue in full force and effect.

         I hereby certify that the foregoing First Amendment to the July 29, 1998 Amended and Restated Unit Option Plan for Employees of Tanger Properties Limited Partnership was adopted by Tanger Properties Limited Partnership on February 24, 2003.


                             /s/ Rochelle G. Simpson
                             Rochelle G. Simpson, Secretary

         I hereby certify that the foregoing First Amendment to the July 29, 1998 Amended and Restated Partnership Unit Option Plan for Employees of Tanger Properties Limited Partnership was duly adopted by the Shareholders of Tanger Factory Outlet Centers, Inc. on May 9, 2003.

                             /s/ Rochelle G. Simpson
                             Rochelle G. Simpson, Secretary